

Omnicare

Fourth Quarter & Full Year 2013 Financial Results

Supplemental Slides

Forward-Looking Statements

Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to the most comparable GAAP numbers is attached to our press release and posted under "Supplemental Financial Data" in the Investors section of our website at http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.

Table of Contents

Omnicare

Fourth-Quarter 2013 Highlights

Adjusted Diluted Cash EPS[1]	Q4 2013	Full-Year 2013
• Adj. Cash EPS - from Continuing Operations	$0.87	$3.43
• Adj. Cash EPS - from Discontinued Operations[2]	$0.03	$0.18
• Adj. Cash EPS - Total	$0.90	$3.61

- *Revenue of $1,536M; 5.1% year-over-year increase*
- *Gross profit of $360M; gross margin of 23.4%*
- *Adjusted EBITDA[1] of $172M; 12.3% YOY increase*
- *Adjusted diluted cash EPS[1] of $0.87 increased 8.7% YOY*

1. Each adjusted item excludes special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page
2. Hospice pharmacy business and certain retail operations reported as discontinued operations.

Omnicare

Fourth-Quarter 2013 Segment Highlights

- Long-Term Care Group:
  - Q4 represents third consecutive quarter of net organic bed growth
    - Achieved full-year 2013 net organic bed growth
  - Adjusted operating income[(1)] of $160.4M; 3.5% higher than 4Q12
  - Adjusted operating margin[(1)] of 13.72%; increased 47 bps YOY

- Specialty Care Group:
  - Net sales increased 26% year-over-year to $366.9M
  - Adjusted operating income[(1)] of $31.2M; 16% higher than 4Q12

1. Each adjusted item excludes special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page

Omnicare

Operating Metrics

Script Data

(In thousands, except %s)	Sequential 4Q 2013	Sequential 3Q 2013	Increase / (Decrease)	Prior Year 4Q 2012	Increase / (Decrease)
Long-Term Care Group Scripts:					
Generic scripts dispensed	20,404	20,469	(0.3%)	20,970	(2.7%)
Branded scripts dispensed	4,215	4,194	0.5%	4,023	4.8%
Over-the-counter scripts dispensed	3,294	3,300	(0.2%)	3,538	(6.9%)
Total LTC Group scripts	27,913	27,963	(0.2%)	28,531	(2.2%)
LTC Discontinued Operations scripts	*1,422*	*1,436*	*(1.0%)*	*1,458*	*(2.5%)*
Calendar days	92	92	0.0%	92	0.0%
LTC scripts per calendar day	303	304	(0.3%)	310	(2.3%)
Generic dispensing rate [(1)]	82.9%	83.0%	-10 bps	83.9%	-100 bps



Generic Dispensing Rate (1)
85%
80%
75%
70%
76.2%
84.3%
82.9%
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
Generic Dispensing Rate (GDR)
GDR excl. Short Cycle

- *LTC scripts were 0.2% lower sequentially, reflecting mix of growth (assisted living vs. skilled nursing); offset partially by seasonal increases in drug utilization levels*
- *LTC scripts were 2.2% lower year-over-year as a result of mix of growth and weaker SNF occupancy levels*
- *Generic dispensing rate decreased 10 bps sequentially to 82.9% as a result of shifts in utilization; short-cycle dispensing rule increased branded scripts dispensed by 764,000 in 4Q13*

1. Generic prescriptions dispensed as a percentage of Long-Term Care segment scripts excludes all over-the-counter (OTC) scripts, including generic OTC medications.

Omnicare

Gross Profit & Adjusted Operating Income(1)(2)

In millions, except per share data and %s	Sequential 4Q 2013	Sequential 3Q 2013	Increase / (Decrease)	Prior Year 4Q 2012	Increase / (Decrease)
Net sales	$1,536.2	$1,515.2	1.4%	$ 1,462.2	5.1%
Cost of sales	1,176.5	1,163.2	1.1%	1,106.7	6.3%
Gross profit	$ 359.7	$ 352.0	2.2%	$ 355.5	1.2%
Rate	23.41%	23.23%	18 bps	24.31%	(90 bps)
SG&A expenses	190.9	182.7	4.5%	202.6	(5.8%)
Provision for doubtful accounts	24.4	25.0	(2.4%)	26.5	(7.9%)
Adjusted operating income from continuing operations(3)	144.3	144.3	0.0%	126.3	14.3%

- *Net sales increased 5.1% year-over-year to $1,536M*
- *4Q13 gross profit of $359.7M increased $4.2M over 4Q12*
  - *Gross margin rate adversely affected by a mix shift toward our lower-margin specialty pharmacy platform and general pricing adjustments with PDPs and other payers*
- *SG&A expenses of $190.9M declined 5.8% from 4Q12; 143 basis points lower as a percentage of net sales due to increased efficiencies and cost containment initiatives*
- *Adjusted operating income increased 14.3% over 4Q12 to $144.3M*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Each adjusted item excludes special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is available on our website under 'Supplemental Financial Information' at http://ir.omnicare.com
3. Does not include cash-based EPS adjustment for amortization of intangibles

Omnicare

Adjusted Net Income & Cash EPS(1)(2)

In millions, except per share data and %s	Sequential 4Q 2013	3Q 2013	Increase / (Decrease)	Prior Year 4Q 2012	Increase / (Decrease)
Adjusted operating income from continuing operations	$ 144.3	$ 144.3	0.0%	$ 126.3	14.3%
Interest expense, net of investment income	(23.8)	(23.9)	(0.4%)	(23.7)	0.4%
Adjusted income before income taxes	120.6	120.4	0.2%	102.6	17.5%
Income taxes	(47.3)	(45.1)	4.9%	(37.4)	26.5%
Income from continuing operations	73.2	75.3	(2.8%)	65.2	12.3%
Income from discontinued operations	2.7	3.0	(10.0%)	5.8	(53.4%)
Net income	75.9	78.4	(3.2%)	71.1	6.8%
Intangible asset amortization - after tax	5.0	4.9	2.0%	5.8	(13.8%)
Goodwill amortization - tax deduction	8.5	9.2	(7.6%)	11.3	(24.8%)
Contingent convertible debenture interest - tax deduction	7.6	8.2	(7.3%)	5.9	28.8%
Adjusted cash earnings from continuing operations	94.3	97.6	(3.4%)	88.2	6.9%
Weighted average diluted shares outstanding	109.0	111.5	(2.2%)	110.1	(1.0%)
Adjusted cash earnings per diluted share from continuing operations	**$ 0.87**	**$ 0.88**	**(1.1%)**	**$ 0.80**	**8.7%**
Adjusted cash earnings per diluted share from discontinued operations	$ 0.03	$ 0.03	0.0%	$ 0.06	(50.0%)
Adjusted cash earnings per diluted share	$ 0.90	$ 0.91	(1.1%)	$ 0.86	4.7%
Adjusted operating income from continuing operations	$ 144.3	$ 144.3	0.0%	$ 126.3	14.3%
Adjusted depreciation and amortization	27.4	27.9	(1.8%)	26.6	3.0%
Adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") from continuing operations	171.7	172.2	(0.3%)	152.9	12.3%

- *Adjusted EBITDA and adjusted income from continuing operations increased 12.3% year-over-year*
- *Fourth-quarter cash EPS adjustments decreased 8.3% year-over-year to $21.0M*
- *Adjusted cash earnings per diluted share from continuing operations of $0.87 increased 8.7% over 4Q12*
  - *Adding back adjusted cash earnings from discontinued operations of $0.03 would equate to $0.90*
- *Discontinued operations contributed cash EPS earnings per diluted share of $0.18 in 2013*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Each adjusted item excludes special items and discontinued operations. A reconciliation of non-GAAP information to the comparable GAAP measures has been attached to our press release and is available on our website under 'Supplemental Financial Information' at http://ir.omnicare.com

Omnicare

Adjusted Operating Income by Segment [1]

In millions, except %s

	4Q 2013	4Q 2012	Increase / (Decrease)	YTD 12/31/13	YTD 12/31/12	Increase / (Decrease)
Long-Term Care Group						
Net sales	$ 1,169.1	$ 1,169.7	(0%)	$ 4,627.9	$ 4,789.6	(3%)
Adjusted operating income[2]	160.4	155.0	3%	634.1	614.1	3%
Rate	13.72%	13.25%	47 bps	13.70%	12.82%	88 bps

In whole numbers

	4Q 2013	4Q 2012	Increase / (Decrease)	YTD 12/31/13	YTD 12/31/12	Increase / (Decrease)
Per script data:						
Net sales / script	$ 41.88	$ 41.00	2%	$ 41.15	$ 42.18	(2%)
Adjusted operating income [2] / script	$ 5.75	$ 5.43	6%	$ 5.64	$ 5.41	4%

In millions, except %s

	4Q 2013	4Q 2012	Increase / (Decrease)	YTD 12/31/13	YTD 12/31/12	Increase / (Decrease)
Specialty Care Group						
Net sales	$ 366.9	$ 291.9	26%	$ 1,384.0	$ 1,078.6	28%
Adjusted operating income[2]	31.2	27.0	16%	113.2	92.9	22%
Rate	8.50%	9.24%	-73 bps	8.18%	8.61%	-43 bps

- *Long-Term Care adjusted operating income increased 3% year-over-year to $160.4M as operational efficiency benefits offset modest volume decrease*
- *Specialty Care Group 4Q13 adjusted operating income growth of 16% to $31.2M was driven by solid year-over-year growth in specialty pharmacy and fee-for-services platforms*
  - *Year-over-year revenue growth of 26% driven primarily by specialty pharmacy platform*
- *Adjusted operating loss for Corporate/Other segment in 4Q13 was $47.3M*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Each adjusted item excludes special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measure has been attached to our press release and is available on our website under 'Supplemental Financial Information' at http://ir.omnicare.com

Omnicare

Cash Flows (1)

In millions, except %s	Sequential 4Q 2013	Sequential 3Q 2013	Increase / (Decrease)	Prior Year 4Q 2012	Increase / (Decrease)
Net income / (Loss)	$ (83.7)	$ (66.3)	26.2%	$ 59.0	(241.9%)
(Income) / Loss from discontinued operations	$ 142.3	$ (3.1)	(4690.3%)	$ (5.8)	(2553.4%)
Adjustments to reconcile net income to net cash flows from operating activities:					
Depreciation expense	14.4	14.6	(1.4%)	13.0	10.8%
Amortization expense	19.1	19.5	(2.1%)	19.5	(2.1%)
Loss from disposition	3.2	7.3	(56.2%)	-	-
Debt redemption costs, net	0.6	55.7	(98.9%)	-	-
Deferred tax provision	(0.3)	11.9	(102.5%)	58.4	(100.5%)
Changes in certain assets and liabilities, net of effects from acquisition and divestiture of businesses	(72.1)	149.4	(148.3%)	(24.6)	193.1%
Net cash flows from operating activities of continuing operations	23.5	188.8	(87.6%)	119.5	(80.3%)
Net cash flows from (used in) operating activities of discontinued operations	(11.1)	3.2	(446.9%)	8.1	(237.0%)
Net cash flows from operating activities	12.4	192.0	(93.5%)	127.6	(90.3%)
Capital expenditures	21.7	27.3	(20.5%)	27.6	(21.4%)
Dividends paid	19.9	14.2	40.1%	14.4	38.2%
Free cash flow from (used in) continuing operations (2)	$ (18.1)	$ 147.3	(112.3%)	$ 77.5	(123.4%)

- *Fourth-quarter operating cash flows of $24M adversely affected by increased purchasing activities prior to year-end; this dynamic is expected to reverse in the first quarter of 2014*
  - *4Q13 operating cash flows also included impact of additional payment to prime vendor*
  - *Full-year 2013 operating cash flows of $480M; adding back settlement payments of $20M would equate to $500M in total (in line with previously stated guidance)*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Free cash flow from continuing operations does not fully reflect the ability to freely deploy cash as it does not reflect required payments on indebtedness and other obligations

Omnicare

Cash Deployment

In millions, except %s	4Q 2013	4Q 2012	Increase / (Decrease)	YTD 12/31/13	YTD 12/31/12	Increase / (Decrease)
Net cash flows from operating activities of continuing operations (reported)	$ 23.5	$ 119.5	(80.3%)	$ 479.5	$ 534.6	(10.3%)
Capital expenditures	21.7	27.6	(21.4%)	95.0	96.9	(2.0%)
Acquisitions	0.1	0.5	(80.0%)	3.9	34.9	(88.8%)
Net debt and long term borrowings repayment (1)	7.2	6.6	9.1%	213.6	53.3	300.8%
Capital returned:						
Dividends paid	$ 19.9	$ 14.4	38.2%	$ 62.9	$ 45.2	39.2%
Share repurchases, net	129.7	278.0	(53.3%)	221.0	389.0	(43.2%)
Total capital returned	149.6	292.4	(48.8%)	283.9	434.2	(34.6%)
% of net cash flows from operating activities of continuing operations	*636.6%*	*244.7%*	*39,191 bps*	*59.2%*	*81.2%*	*-2,201 bps*



Capital Returned to Stockholders (2)
(In millions, except %s)
$450
$375
$300
$225
$150
$75
$-
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
FY 2010
FY 2011
FY 2012
FY 2013
Dividends Paid
Share Repurchases
% Returned

- *Repurchased 2.3 million shares for an aggregate amount of $130 million in 4Q13*
- *Increased quarterly dividend 43% to $0.20 per share, representing the fifth dividend increase since 2010*
- *Total capital returned to shareholders of $718 million in 2012 and 2013 was 71% of cash flows from operating activities of continuing operations for the two years*
- *As of December 31, 2013, Omnicare had $500 million of share repurchase authorization remaining.*

1. Each period presented included required quarterly repayment of the term loan. In 3Q13, Omnicare repurchased $150 million in principal amount of 7.75% senior debentures due 2020 and $5.2 million in principal amount of 3.75% convertible senior subordinated notes due 2025.
2. Cumulative % Returned = (Dividends Paid + Share Repurchases) / Average Market Capitalization FY2013. Average Market Capitalization = Avg. Share Price FY2013 * Diluted Average Shares Outstanding FY2013.

Omnicare

Full-Year 2014 Guidance

	FY2013 Results	FY2014 Guidance[1]	% Change
• Net sales	$6.0B	$6.3B to $6.4B	5.0% to 6.7%
• Adjusted cash earnings per diluted share from continuing operations[2]	$3.43	$3.64 to $3.72	6.1% to 8.5%
• Cash flow from continuing operations[2][3]	$480M[4]	$475M to $550M	-1.0% to 14.6%

- *Anticipate double-digit revenue, operating income growth from Specialty Care Group*
- *Considers $3M-$4M year-over-year decline in after-tax cash-based adjustments*
- *Exclusive of hospice pharmacy and certain retail businesses that contributed adjusted cash earnings of $19.3M in 2013 (reclassified as discontinued operations in 4Q13)*
- *Considers assumption for share repurchases, incremental dilution from convertible bonds*

1. Guidance provided on February, 19, 2014
2. Excludes special items and discontinued operations. A description of special items has been attached to our press release and is available on our website under 'Supplemental Financial Information' at http://ir.omnicare.com
3. Excluding the impact from settlement payments
4. Full-year 2013 operating cash flows of $480M; adding back settlement payments of $20M would equate to $500M in total (in line with previously stated guidance)

Omnicare

Forward-Looking Major Financial Drivers[1]

Major Drivers	2013	2014	2015
• Volume Growth – Long-Term Care	Neutral	Positive	Positive
• Volume Growth – Specialty Care Group	Positive	Positive	Positive
• Brand-to-generic	Neutral	Neutral	Positive
• Brand Drug Inflation	Positive	Positive	Positive
• Payer Pricing	Negative	Negative	Negative
• Standardization Initiatives	Positive	Positive	Positive
• Dilution from Convertible Debentures	Negative	Negative	Negative
• Cash-Based EPS Adjustments	Neutral	Negative	Neutral
• Capital Deployment	Positive	Positive	Positive

1. *Information on this slide is not intended to represent the company's financial guidance for 2014 and 2015*

Omnicare

Appendix

Capital Structure



Major Debt Maturity Schedule(1)
(in $ millions)
As of 9/30/10
As of 12/31/13
$1,800
$1,500
$1,200
$900
$600
$300
$0
2010
2015
2020
2025
2030
2035
2040
2045

Recent actions have reduced refinancing risk by spreading out maturities while also lowering borrowing costs

1. Schedule represents debt maturity dates; however, the conversion thresholds for the 3.75% Convertible Senior Sub. Notes, due 2025, 3.75% Convertible Senior Sub. Notes, due 2042, and 4.00% Junior Sub. Convertible Notes, due 2033, were attained as of December 31, 2013 and are classified on the balance sheet as current debt.
2. Assumes convertible debentures due 2035 are put to the Company in 2015 with related tax recapture included. Debt amounts shown are exclusive of unamortized debt discount.

Omnicare

Working Capital Management

Five Quarter Trend[1]



Days of Inventory On Hand
Day Sales Outstanding
45
40
35
30
25
20
15
10
5
75
70
65
60
55
50
45
40
35
31.1
30.2
31.5
32.5
40.1
50.6
49.6
44.5
42.9
41.7
4Q12
1Q13
2Q13
3Q13
4Q13
Days of Inventory On Hand (DOH)
Days Sales Outstanding (DSO)

The timing of strategic purchasing initiatives resulted in an elevated inventory balance as of December 31, 2013

1. DOH = Ending Inventory / (Quarterly Cost of Sales / Days in Quarter)
   DSO = Ending Account Receivable / (Quarterly Sales / Days in Quarter)

Omnicare

Selected Branded Drug Patent Expirations(1)(2)

2014

1Q14 - Launched

Detrol LA
Myfortic
Micardis IR
Epivir-HBV Tabs
Rapamune (.5MG)

2014

1Q14

Avelox (Tabs)
Cellcept (Oral Susp.)
Evista
Hectorol
Renagel
Renvela
Xeloda

2Q14

Actonel
Lunesta
Nexium (Caps)
Rapamune (1MG, 2MG)

3Q14

Invega ER

4Q14

Exforge IR/HCT
Intuniv
Oxycontin

2015

Abilify
Aggrenox
Avodart
Copaxone
Diovan IR
Gleevec
Lovaza
Namenda IR
Oxytrol
Patanol
Welchol
Zyvox

2016

Advair Diskus
Azilect
Crestor
Enablex
Kaletra (Tabs)
Seroquel XR
Zetia

1. All generic launches are subject to change due to litigation or pediatric exclusivity
2. Drugs already launched shown in gray and italics

Omnicare



Omnicare

Fourth Quarter & Full Year 2013 Financial Results

Supplemental Slides